UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 South Colorado Blvd., Tower 1, Suite 10200, Denver, Colorado 80222

(Address of Principal Executive Offices) (Zip Code)

(303) 320-7708

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange where registered
Common Stock	GORO	NYSE American

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.     Submission of Matters to a Vote of Security Holders

Gold Resource Corporation (the “Company”) held its annual shareholders’ meeting on June 4, 2021.  At the annual meeting, the shareholders elected the five individuals nominated to be directors, held an advisory vote to approve the compensation of the named executive officers, ratified the appointment of Plante & Moran PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2021 and approved an approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares.

Election results for the nomination of directors are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Alex G. Morrison	27,090,832	3,317,316	16,814,307
Allen Palmiere	29,797,791	610,357	16,814,307
Lila Manassa Murphy	29,276,360	1,131,788	16,814,307
Joseph Driscoll	29,778,849	629,299	16,814,307
Ronald Little	29,853,137	555,011	16,814,307

Election results for the advisory proposal to approve executive compensation are as follows:

For	Against	Abstain	Broker Non-Votes
27,808,072	1,883,293	716,783	16,814,307

Election results for the ratification of the appointment of Plante & Moran PLLC as the independent registered public accounting firm for the year ending December 31, 2021 are as follows:

For	Against	Abstain	Broker Non-Votes
46,440,731	474,066	307,658	0

Election results for the amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares are as follows:

For	Against	Abstain	Broker Non-Votes
39,718,414	6,897,239	606,802	0

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are furnished with this report:

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 8, 2021	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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